UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2015

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective January 1, 2015, State Bank Financial Corporation (the “Company”), the holding company for State Bank and Trust Company, completed its previously announced merger with Georgia-Carolina Bancshares, Inc. (“GECR”), the holding company for First Bank of Georgia, pursuant to the Agreement and Plan of Merger dated as of June 23, 2014 (the “Merger Agreement”), between the Company and GECR. At the closing, GECR merged with and into the Company, with the Company as the surviving entity (the “Merger”). Immediately following the Merger, First Bank of Georgia, a Georgia state-chartered bank and wholly-owned subsidiary of GECR, became a wholly-owned subsidiary bank of the Company.

Under the terms of the Merger Agreement, each share of GECR common stock will be converted into the right to receive $8.85 in cash and .794 shares of the Company’s common stock (the "Exchange Ratio"). Cash will also be paid in lieu of fractional shares. The number of the Company’s shares issued in the Merger is based on the average trading price of our common stock during the 20-trading-day period ended December 24, 2014.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K. We note that the press release incorrectly noted that the 20-trading-day period referenced above ended on December 23, 2014, rather than December 24, 2014. This change in date, however, has no effect on the Exchange Ratio to be received by holders of GECR common stock in the Merger.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Audited Consolidated Financial Statements of GECR as of December 31, 2013 and December 31, 2012 and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto, are filed as Exhibit 99.2.

The Unaudited Consolidated Financial Statements of GECR for the nine months and three months ended September 30, 2014 and September 30, 2013, as well as the accompanying Notes thereto, are filed as Exhibit 99.3.

(b)	Pro Forma Financial Information.

The information required by Item 9.01(b) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial report on Form 8-K was required to be filed.

(d)	Exhibits.

Exhibit No.	Exhibit
2.1
Agreement and Plan of Merger between State Bank Financial Corporation and Georgia-Carolina Bancshares, Inc. dated June 23, 2014 (incorporated by reference to Exhibit 2.7 of the Company’s Registration Statement on Form S-4 (File Number 333-198707) filed on September 12, 2014 and attached as Annex A to proxy statement/ prospectus contained in the Registration Statement).

23.1	Consent of Crowe Horwath LLP
99.1	Press Release dated January 2, 2015
99.2
Audited Consolidated Financial Statements of GECR as of December 31, 2013 and December 31, 2012 and the Independent Auditor’s Report thereon, as well as the accompanying Notes thereto (incorporated by reference to the Company’s Amendment No. 1 to the Registration Statement on Form S-4 (File Number 333-198707) filed on October 24, 2014).

99.3
Unaudited Consolidated Financial Statements of GECR for the nine months and three months ended September 30, 2014 and September 30, 2013, as well as the accompanying Notes thereto (incorporated by reference to GECR’s Quarterly Report on Form 10-Q filed on November 7, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: January 7, 2015	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
23.1	Consent of Crowe Horwath LLP
99.1	Press Release dated January 2, 2015